                                    EXHIBIT 2
                             JOINT FILING AGREEMENT

            Pursuant to Rule 13d-1(f)(1)(iii), we the undersigned agree that this Statement on schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 2, is filed on behalf of each of us.

Dated:  February 12, 1997



                              NAZEM & COMPANY, L.P.

                              By:   NAZEM & ASSOCIATES, L.P.
                              Title: General Partner of Nazem &
                                     Company, L.P.

                              By:    /s/ Fred Nazem
                                 ------------------------------------
                                 Fred Nazem
                                 Managing General Partner of
                                 Nazem & Associates, L.P.

                              NAZEM & ASSOCIATES, L.P.

                              By:    /s/ Fred Nazem
                                 ------------------------------------
                                 Fred Nazem
                                 Managing General Partner

                              NAZEM & COMPANY II, L.P.

                              By:         NAZEM & ASSOCIATES II, L.P.
                              Title:      General Partner of Nazem &
                                          Company II, L.P.

                              By:    /s/ Fred Nazem
                                 ------------------------------------
                                 Fred Nazem
                                 Managing General Partner of
                                 Nazem & Associates II, L.P.

                              NAZEM & ASSOCIATES II, L.P

                              By:    /s/ Fred Nazem
                                 ------------------------------------
                                 Fred Nazem
                                 Managing General Partner

                                 /s/ Fred Nazem
                                 ----------------------------------
                                 Fred Nazem